UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 27, 2023

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 240 Denver, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IONM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 27, 2023, Assure Holdings Corp. (the “Company”) held its 2023 annual meeting of stockholders (the “Meeting”). The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Company’s proxy statement on Schedule 14A, as filed with the Commission on December 5, 2023. A total of 2,682,848 shares of common stock were present at the Meeting, representing approximately 39.92% of the issued and outstanding common stock.

Proposal One– Election of Directors

Each of the following individuals were elected as the directors of the Company to hold office until the next annual meeting of the stockholders of the Company or until their successors are elected or appointed:

John Farlinger

Christopher Rumana

Steven Summer

John Flood

The detailed ballot voting in respect of the election of directors was as follows:

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
John Farlinger	1,451,573	98,345	1,132,930
Christopher Rumana	1,114,072	435,846	1,132,930
Steven Summer	1,150,313	399,605	1,132,930
John Flood	1,151,255	398,663	1,132,930

Proposal Two – Appointment of Auditors

By a resolution passed, the stockholders ratified the appointment of Withum Smith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
6,577,806	84,826	24,101	0

Proposal Five – Adjournment of the Meeting

By a resolution passed, the stockholders approved the adjournment of the Meeting until January 19, 2024 in order for management to solicit more votes in favor of Proposal 3 - To approve the amendment of the Company’s Articles of Incorporation, to increase the number of authorized shares (the “Authorized Share Increase”) in the Company’s common shares from 9,000,000 to 250,000,000 and Proposal 4 - To approve the amendment of the Company’s Articles of Incorporation to permit the issuance of 10,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred Amendment”). Both Proposal 3 and Proposal 4 were overwhelming favored by the stockholders that voted at the Meeting, Proposal 3 receving the approval of approximately 89% of votes cast and Proposal 4 receiving the approval of 86% of the votes cast and management believes that both proposals will reach the required vote of the approval of a majority of the issued and outstanding common stock when the adjourned Meeting reconvenes.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
1,913,234	677,556	92,058	2,682,848

Item 9.01  Exhibits

Exhibit No.	Name
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: January 3, 2024	By:	/s/ John Farlinger
	Name:	John Farlinger
	Title:	Chief Executive Officer